UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2008

China Solar & Clean Energy Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-12561	95-3819300
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Building 3 No. 28, Feng Tai North Road, Beijing China, 100071
(Address of principal executive offices, including zip code)

+86-10-63850516
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 31, 2008, Mr. Jianmin Li resigned from his position as a director of China Solar & Clean Energy Solutions, Inc. (the “Company”) to pursue other interests. Mr. Li’s resignation was not the result of any disagreement with the Company on any matter relating to our operations, policies or practices.

The Company is currently seeking a competent candidate to fill in the vacancy as a result of Mr. Li’s resignation.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit No.	Description

	99.1	A resignation letter from Jianmin Li to the Company, effective on March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2008	China Solar & Clean Energy Solutions, Inc.
(Registrant)

	By:	/s/ Deli Du
Deli Du President and Chief Executive Officer